EXHIBIT (d)(i)
 SPECIMEN CERTIFICATE FOR COMMON SHARES

COMMON STOCK
PAR VALUE $.01

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
         NUMBER                                                                                  SHARES

         NU

                                                                                                 CUSIP 101541 10 0

         TRANSFERABLE IN BOSTON, MASSACHUSETTS
         AND NEW YORK, NEW YORK                                                                  SEE REVERSE FOR
                                                                                                 CERTAIN DEFINITIONS


                  PREFERRED INCOME MANAGEMENT FUND INCORPORATED

                Name changed to: Boulder Total Return Fund, Inc.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND


                                    THIS
                                    CERTIFIES
                                    That

                                    Is the
                                    Owner of

                                   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF
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                 PREFERRED INCOME MANAGEMENT FUND, INCORPORATED

         Transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions pf the Articles of Incorporation and By-Laws of the Corporation as from time to time amended (copies of which are on file at the offices of the Corporation), to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by a Transfer Agent and Registrar.

         Witness the facsimile signatures of its duly authorized officers.
         Dated:

                  /s/Laura Rhodenbaugh         /s/Stephen C. Miller
                     Secretary                    President

COUNTERSIGNED AND REGISTERED
THE SHAREHOLDER SERVICES GROUP, INC.
A subsidiary of First Data Corporation
TRANSFER AGENT AND REGISTRAR

                             BY         AUTHORIZED SIGNATURE


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Name Changed To
BOULDER TOTAL RETURN  FUND, INC.                               CUSIP 101541 10 0

         The Corporation will furnish to any stockholder on request and without charge a full statement of the designations, preferences, conversion and other rights, voting powers, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, the differences in the relative rights and preferences between the shares of each class of preferred stock to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of each series of preferred stock.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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TEN COM - as tenants in common                            UNIF GIFT MIN ACT - _______ Custodian ___________
                                                                               (Cust)            (Minor)

TEN ENT - as tenants by the entireties                    under Uniform Gifts to Minors Act __________ (state)

JT TEN - as joint tenants with right of survivorship and not as tenants in common


                      Additional abbreviations may also be used though not on the above list.
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     For value received,  _________________________________  hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER  IDENTIFYING  NUMBER OF
ASSIGNEE ____________________________________

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Please print or typewrite name and address including postal zip code of assignee



_________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated:

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NOTICE: The signature to this assignment must correspond with the name as written on the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.


Signature(s)  Guaranteed: